General administrative expenses and other net operating income (expenses) - Details of other operating expenses (Details) - KRW (₩) ₩ in Millions		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Other operating expenses [Abstract]
Net foreign exchange loss		₩ 1,754,516	₩ 1,295,557	₩ 1,181,663
KDIC deposit insurance premium		509,832	464,213	423,834
Contribution to miscellaneous funds		533,335	453,805	402,057
Losses on change in fair value of derivatives		24,252	35,583	250,268
Losses on fair value hedged items		64,571	72,601	0
Others	[1]	1,121,479	1,040,424	736,112
Total		₩ 4,007,985	₩ 3,362,183	₩ 2,993,934

[1]	Other expense includes 14,664 million Won, 22,349 million Won and 28,509 million Won for intangible asset amortization cost for the years ended December 31, 2022, 2023 and 2024 respectively. In addition, it includes 388,895 million Won, 462,394 million Won and 587,148 million Won for lease depreciation cost for the years ended December 31, 2022, 2023 and 2024, respectively.